SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 14, 2002


                               GENERAL MILLS, INC.
              ----------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                 Delaware                     1-1185            41-0274440
         ------------------------        ---------------    -------------------
         (State of Incorporation)          (Commission        (IRS Employer
                                           File Number)     Identification No.)


    Number One General Mills Boulevard
          Minneapolis, Minnesota                                   55426
          (Mail: P.O. Box 1113)                               (Mail: 55440)
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(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code:  (763) 764-7600

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ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c)   Exhibits. The following exhibits are filed as part of this report:
            --------

                  99.1 Statement under Oath of Chief Executive Officer dated August 14, 2002, regarding facts and circumstances relating to the Annual Report of the Registrant on Form 10-K for the fiscal year ended May 26, 2002.

                  99.2 Statement under Oath of Chief Financial Officer dated August 14, 2002, regarding facts and circumstances relating to the Annual Report of the Registrant on Form 10-K for the fiscal year ended May 26, 2002.

                  99.3 Certification of Chief Executive Officer and Chief Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350.

ITEM 9.     REGULATION FD DISCLOSURE.

         On August 14, 2002, the Chief Executive Officer, Stephen W. Sanger, and Chief Financial Officer, James A. Lawrence, of the Registrant delivered to the Secretary of the Securities and Exchange Commission in accordance with SEC Order No. 4-460 statements under oath regarding facts and circumstances relating to the Annual Report of the Registrant on Form 10-K for the fiscal year ended May 26, 2002. Copies of the statements are attached as Exhibits 99.1 and 99.2.

         On August 14, 2002, the Chief Executive Officer and Chief Financial Officer of the Registrant also submitted the certification required by Section 906 of the Sarbanes-Oxley Act of 2002 in connection with the filing of the Registrant's Annual Report on Form 10-K for the fiscal year ended May 26, 2002. A copy of the certification is attached as Exhibit 99.3.

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                                    SIGNATURE


                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: August 14, 2002

                                        GENERAL MILLS, INC.


                                        By:         /s/ Siri S. Marshall
                                            ------------------------------------
                                            Name:  Siri S. Marshall
                                            Title: Senior Vice President,
                                                    General Counsel

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                                  EXHIBIT INDEX

Exhibit
Number                                  Description
------                                  -----------


  99.1 Statement under Oath of Chief Executive Officer dated August 14, 2002, regarding facts and circumstances relating to the Annual Report of the Registrant on Form 10-K for the fiscal year ended May 26, 2002.


  99.2 Statement under Oath of Chief Financial Officer dated August 14, 2002, regarding facts and circumstances relating to the Annual Report of the Registrant on Form 10-K for the fiscal year ended May 26, 2002.

  99.3 Certification of Chief Executive Officer and Chief Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350.